Subsequent Events	12 Months Ended
Dec. 31, 2017
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Subsequent Events
32.	Subsequent Events

Deconsolidation of a subsidiary into an associate

Based on the resolution at the meeting of the board of directors on January 31, 2018, the Group entered into an agreement with a third party in regard to the Group’s mobile communication service. Based on this agreement, LINE Mobile Corporation which is a subsidiary of the Company, entered into an agreement to allot its new shares to the third party on March 20, 2018. The procedures of the third-party allotment are expected to be completed on April 2, 2018. Upon completion of the third-party allotment, the Group’s ownership of LINE Mobile Corporation will decrease from 100.0% to 49.0%, resulting in LINE Mobile Corporation to be accounted for as an associate under the equity method.

Establishment of operating segments

Based on the resolution at the meeting of the board of directors on January 31, 2018, the Group determined to establish two operating segments, “Core business segment” and “Strategic business segment”, due to the expansion of its business and to monitor the operating results based on the operating segments. Core business segment mainly includes LINE Stickers, LINE advertising and LINE Games. Strategic business segment mainly includes Fin Tech and AI.